Annual Report

FPA Paramount Fund, Inc.


[FPA FUND LOGO]

FPA Fund Distributors, Inc.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

September 30, 2002

PA74ANRPT1102

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     The two and a half years since Steve Geist and I assumed the management of FPA Paramount Fund has been among the most challenging in stock market history. The 75% decline in the Nasdaq and the near halving of the S&P 500 are ample evidence of this. Unfortunately this downward pressure has intensified in recent quarters, as both the economy and foreign policy issues have weighed heavily on investor confidence.

     Paramount's recent performance reflects this difficult environment, with a 13.6% decline in the third quarter, and 16.3% year-to-date, though both results are well above those of the benchmark Russell 2500 index. Over the full 30 months since March 31, 2000, however, performance is considerably better, with a 4.6% gain, compared to a greater than 25% loss for the benchmark.

                     PERIODS ENDED SEPTEMBER 30, 2002
              -----------------------------------------
               QUARTER      YTD     ONE YEAR    30 MOS.
              ---------  --------- ----------  ---------
Paramount      (13.6)%    (16.3)%      1.6%      4.6%
Russell 2500   (18.7)%    (22.9)%     (7.5)%   (26.1)%
S & P 500      (17.3)%    (28.2)%    (20.5)%   (43.8)%
Nasdaq         (19.9)%    (39.9)%    (21.8)%   (74.4)%


     One company which has already made two appearances in Paramount's portfolio is LINCARE, a Paramount position during the second half of 2000, and now back in the portfolio in 2002.

     Lincare is a leading provider of respiratory therapy to patients in their homes, an industry which has been growing at about 7-10% annually. It provides oxygen and drug treatment to people whose lung or heart function has been severely compromised. This usually takes the form of chronic obstructive pulmonary disease, mostly smoking related emphysema and bronchitis, or congestive heart failure. Home oxygen generally improves the patient's condition while reducing costs to the healthcare system, when compared to treatment in a hospital environment.

       The home respiratory industry remains highly fragmented, with more than 2000 providers, but is gradually being consolidated by a few national companies. The largest of these are Lincare and Apria Healthcare, which each have about 20% of the total market.

     Lincare has grown rapidly for many years, both through internal expansion and acquisitions of small, local operators. This long history of steady growth, as well as Lincare's superior return on capital, were both strong attractions for us. Lincare's 30% operating margin, 25% return-on-equity, and relatively low debt levels were all far better than any of its competitors.

     One worry for healthcare providers like Lincare is the omnipresent threat of adverse government action. This typically takes two forms -- investigations into improper billing or conduct, and changes in reimbursement rates. Of course, these concerns can also provide attractive entry points for the patient buyer, and we believe that this was the case for us. Our first purchase of Lincare was in June 2000 when its stock was trading at roughly the same price as three years earlier, despite a 40% EPS gain over that period. Part of the reason may have been two separate federal investigations into Lincare's billing, documentation, and marketing practices, as well as a "whistleblower" lawsuit filed by a former employee.

     We felt that the undoubted risks associated with these actions were more than reflected in Lincare's 12x PE, and we were also comfortable with Lincare's internal compliance and audit practices. We established a position at about $12 per share (adjusted for a later 2-1 split).

     Six months later the environment had changed. Many health care companies were now back in favor as a recession threatened. Lincare's price had doubled (earnings were up 10%). We sold the position. (Nothing has ever come of either investigation or the lawsuit.)

  By the fall of 2001 Lincare had again become a viable idea for the portfolio. The market was more interested in cyclical recovery ideas than in boring high return on capital, steady growth companies. In addition, there was a credible threat that Congress would reduce Lincare's payments for Medicare patients by changing the reimbursement formula for the asthma drugs which some patients received along with their oxygen. (Although nothing has yet been enacted, this remains a real possibility nine months later.) As a result, Lincare's stock price had retreated modestly despite considerable earnings progress.

     It should be noted that sometimes negative events, like reimbursement cuts, can provide an opportunity for the superior company. For example, in the late 1990s the Medicare payment for home oxygen therapy was reduced by 30% over a two-year period. Lincare reduced costs and captured market share from weakened competitors. Its earnings actually increased by 14% over the period and its competitive position was enhanced.

     We repurchased Lincare during the fourth quarter of 2001 and first quarter of 2002. The valuation, about 19x trailing 12 months earnings and 14-15x projected 2002 EPS, was somewhat higher than our original buy in 2000, but we appreciated its predictability in an environment in which earnings growth was elusive for many companies.

     Lincare is now Paramount's fourth largest position. It has been one of the best performers in the portfolio during an otherwise dismal year.

Respectfully submitted,


/s/ Eric S. Ende
-----------------
Eric S. Ende
President
October 29, 2002

                             HISTORICAL PERFORMANCE

CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA PARAMOUNT FUND, INC. VS. RUSSELL
   2500 INDEX AND LIPPER SMALL-CAP VALUE FUND AVERAGE FROM OCTOBER 1, 1992 TO
                               SEPTEMBER 30, 2002

                                      9/30/92  9/30/93  9/30/94 9/30/95  9/30/96 9/30/97  9/30/98 9/30/99  9/30/00 9/30/01 9/30/02
                                     ---------------------------------------------------------------------------------------------
FPA Paramount Fund, Inc.               9,350    10,760  13,094   14,549  17,519   20,620  15,515   14,461  11,319   12,576  12,782
FPA Paramount Fund, Inc. (NAV)         10,000   11,508  14,004   15,560  18,737   22,054  16,593   15,467  12,106   13,451  13,671
Lipper Mid-Cap Core Fund Average       10,000   12,698  14,218   17,062  20,133   25,776  23,412   27,610  38,370   30,174  27,405
Russell 2500 Index                     10,000   13,004  13,382   16,791  19,451   26,124  21,835   26,590  34,442   27,977  25,893

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Mid-CapCore Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Paramount Fund, Inc., with an ending value of $12,782 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $13,671. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                                               MAJOR PORTFOLIO CHANGES
                                         Six Months Ended September 30, 2002


                                                                          SHARES
NET PURCHASES
                                                                       ------------
COMMON STOCKS
Advanced Fibre Communications, Inc                                        70,000
Cal Dive International, Inc.                                              32,400
CEC Entertainment, Inc. (1)                                               35,500
Circuit City Stores, Inc                                                  35,000
Clayton Homes, Inc                                                        35,000
Cognex Corporation                                                        75,000
Engelhard Corporation                                                     50,000
Graco Inc                                                                 46,000
Ocular Sciences, Inc.                                                     22,200
Office Depot, Inc.                                                        30,000
OM Group, Inc.                                                            16,000
Plantronics, Inc.                                                         31,000
Renal Care Group, Inc.(1)                                                 36,000
SanDisk Corporation                                                       80,000
Tidewater Inc.                                                            20,000
TriQuint Semiconductor, Inc.                                              70,000

NET SALES
COMMON STOCKS
Arrow Electronics, Inc. (2)                                               40,500
DENTSPLY International Inc. (2)                                           25,550
Donaldson Company, Inc.                                                   10,500
Landauer, Inc.                                                            21,600
Martin Marietta Materials, Inc. (2)                                       45,000
Stratos Lightwave, Inc. (2)                                               54,406

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                                              PORTFOLIO OF INVESTMENTS
                                                 September 30, 2002

COMMON STOCKS                                                                      SHARES                VALUE
--------------------------------------------------------------------------      --------------    -----------------
PRODUCER DURABLE GOODS -- 21.9%
Cognex Corporation*                                                                  120,000        $     1,669,200
Crane Co                                                                             104,000              2,055,040
Denison International plc (ADR)*                                                     110,000              1,650,000
Donaldson Company, Inc                                                                22,000                755,260
Graco Inc                                                                            138,000              3,422,400
IDEX Corporation                                                                      70,500              2,012,775
Manitowoc Company, Inc., The                                                          75,500              2,064,925
Zebra Technologies Corporation (Class A)*                                             50,000              2,634,505
                                                                                                   ----------------
                                                                                                    $    16,264,105
                                                                                                   ----------------
HEALTH CARE -- 12.5%
Landauer, Inc.                                                                        64,000        $     2,121,600
Lincare Holdings Inc.*                                                               100,000              3,104,000
Ocular Sciences, Inc.*                                                               123,000              2,873,280
Renal Care Group, Inc.*                                                               36,000              1,184,040
                                                                                                   ----------------
                                                                                                    $     9,282,920
                                                                                                   ----------------
TECHNOLOGY -- 11.8%
Advanced Fibre Communications, Inc.*                                                 170,000        $     2,255,900
KEMET Corporation*                                                                    80,000                684,000
Plantronics, Inc.*                                                                    85,000              1,385,500
SanDisk Corporation*                                                                 270,000              3,539,700
TriQuint Semiconductor, Inc.*                                                        248,746                878,073
                                                                                                   ----------------
                                                                                                    $     8,743,173
                                                                                                   ----------------
ENERGY -- 10.9%
Cal Dive International, Inc.*                                                        132,400        $     2,669,184
Noble Drilling Corporation*                                                           91,000              2,821,000
Tidewater Inc                                                                         95,000              2,564,050
                                                                                                   ----------------
                                                                                                    $     8,054,234
                                                                                                   ----------------
BUSINESS SERVICES & SUPPLIES -- 8.7%
HON INDUSTRIES Inc                                                                    80,000        $     2,036,000
Manpower Inc                                                                          65,000              1,907,100
Office Depot, Inc.*                                                                  205,000              2,529,700
                                                                                                   ----------------
                                                                                                    $     6,472,800
                                                                                                   ----------------

                                                                                   SHARES OR
                                                                                   PRINCIPAL
COMMON STOCKS -- CONTINUED                                                           AMOUNT                VALUE
----------------------------------------------------------------------------    ------------------   ---------------
RETAILING -- 7.3%
Circuit City Stores, Inc                                                             115,000           $  1,742,250
CarMax, Inc.*                                                                         14,400                231,120
O'Reilly Automotive, Inc.*                                                           120,600              3,451,572
                                                                                                      -------------
                                                                                                       $  5,424,942
                                                                                                      -------------
DISTRIBUTION -- 5.8%
Black Box Corporation*                                                                60,000           $  1,992,000
ScanSource, Inc.*                                                                     40,300              2,339,415
                                                                                                      -------------
                                                                                                       $  4,331,415
                                                                                                      -------------
MATERIALS -- 5.4%
Engelhard Corporation                                                                 80,000           $  1,906,400
OM Group, Inc                                                                         50,000              2,140,000
                                                                                                      -------------
                                                                                                       $  4,046,400
                                                                                                      -------------
ENTERTAINMENT -- 4.7%
CEC Entertainment, Inc.*                                                              35,500           $  1,210,905
Carnival Corporation                                                                  90,000              2,259,000
                                                                                                      -------------
                                                                                                       $  3,469,905
                                                                                                      -------------
BANKING -- 3.9%
National Commerce Financial Corporation                                              115,000           $  2,880,750
                                                                                                      -------------

CONSUMER DURABLE GOODS -- 3.1%
Clayton Homes, Inc.                                                                  210,000           $  2,305,800
                                                                                                      -------------

TRANSPORTATION -- 0.6%
Knight Transportation, Inc.*                                                          27,000           $    418,500
                                                                                                      -------------

TOTAL COMMON STOCKS -- 96.6% (Cost $70,951,428)                                                        $ 71,694,944
                                                                                                      -------------

SHORT-TERM INVESTMENT -- 3.3% (Cost $2,476,000)
Short-term Corporate Note:
  AIG Funding, Inc. -- 1.75% 10/1/02                                             $ 2,476,000           $  2,476,000
                                                                                                      -------------

TOTAL INVESTMENTS -- 99.9% (Cost $73,427,428)                                                          $ 74,170,944
Other assets and liabilities, net -- 0.1%                                                                    21,119
                                                                                                      -------------

TOTAL NET ASSETS -- 100%                                                                               $ 74,192,063
                                                                                                      =============




*Non-income producing securities

See notes to financial statements.

                                         STATEMENT OF ASSETS AND LIABILITIES
                                                 September 30, 2002

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $70,951,428)                                             $    71,694,944
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)                                                 2,476,000        $    74,170,944
                                                                                ---------------
  Cash                                                                                                             758
  Receivable for:
    Investment securities sold                                                  $       275,268
    Capital Stock sold                                                                   53,606
    Dividends                                                                            43,350                372,224
                                                                                ----------------      ----------------
                                                                                                       $    74,543,926


LIABILITIES
  Payable for:
    Investment securities purchased                                             $       186,644
    Capital stock repurchased                                                            76,286
    Advisory fees and financial services                                                 55,733
    Accrued expenses                                                                     33,200                351,863
                                                                                 ---------------      ----------------

NET ASSETS                                                                                             $    74,192,063
                                                                                                     =================


SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.25 per share; authorized
    100,000,000 shares; outstanding 9,134,905 shares                                                   $     2,283,726
  Additional Paid-in Capital                                                                               248,184,927
  Accumulated net realized loss on investments                                                            (176,729,695)
  Accumulated net investment loss                                                                             (290,411)
  Unrealized appreciation of investments                                                                       743,516
                                                                                                      ----------------

NET ASSETS                                                                                             $    74,192,063
                                                                                                    ==================

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                                                                    $8.12
                                                                                                                 =====

  Maximum offering price per share
   (100/94.75 of per share net asset value)                                                                      $8.57
                                                                                                                 =====


See notes to financial statements.

                                               STATEMENT OF OPERATIONS
                                        For the Year Ended September 30, 2002


INVESTMENT INCOME
    Interest                                                                                                $      191,032
    Dividends                                                                                                      525,059
                                                                                                          ----------------
                                                                                                            $      716,091

EXPENSES
    Advisory fees                                                               $       604,757
    Transfer agent fees and expenses                                                    157,912
    Financial services                                                                   85,347
    Directors' fees and expenses                                                         37,407
    Audit fees                                                                           30,750
    Reports to shareholders                                                              27,273
    Custodian fees and expenses                                                          25,033
    Registration fees                                                                    22,593
    Legal fees                                                                           10,097
    Insurance                                                                             8,542
    Other expenses                                                                        1,733
                                                                                ---------------
                                                                                $     1,011,444
    Reimbursement from Investment Adviser                                                (7,173)                 1,004,271
                                                                                ----------------          ----------------
            Net investment loss                                                                             $     (288,180)
                                                                                                          ----------------

NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)                $    10,204,579
    Cost of investment securities sold                                                7,753,179
                                                                                -----------------
        Net realized gain on investments                                                                    $    2,451,400

Unrealized appreciation (depreciation) of investments:
    Unrealized appreciation at beginning of year                                $     2,499,686
    Unrealized appreciation at end of year                                              743,516
                                                                                -----------------
      Change in unrealized appreciation of investments                                                          (1,756,170)
                                                                                                          -----------------

            Net realized and unrealized gain on investments                                                 $      695,230
                                                                                                          -----------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                                           $      407,050
                                                                                                          ================



See notes to financial statements.

                                         STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR ENDED SEPTEMBER 30,
                                                -------------------------------------------------------------------
                                                            2002                                 2001
                                                ----------------------------------    ---------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income (loss)                      $      (288,180)                      $    673,258
  Net realized gain on investments                        2,451,400                          2,983,989
  Change in unrealized appreciation
   of investments                                        (1,756,170)                         3,706,793
                                                    ---------------                       ------------
Increase in net assets
  resulting from operations                                           $       407,050                   $     7,364,040

Distributions to shareholders from
  net investment income                                                      (110,319)                       (1,151,506)

Capital Stock transactions:
  Proceeds from Capital Stock sold                  $    50,312,449                       $ 17,781,304
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions                          100,531                          1,029,522
  Cost of Capital Stock repurchased                     (43,595,503)        6,817,477      (31,180,256)     (12,369,430)
                                                    ---------------   ----------------    ------------  ---------------

Total increase (decrease) in net assets                               $     7,114,208                   $    (6,156,896)

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $108,088 and $586,336                                                 67,077,855                        73,234,751
                                                                      -----------------                 ---------------
End of year, including
  undistributed net investment income
  of $108,088 at September 30, 2001                                   $    74,192,063                   $    67,077,855
                                                                      ================                  ===============
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                                5,291,068                         2,222,113
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions                                                                10,439                           131,795
Shares of Capital Stock repurchased                                        (4,553,713)                       (3,957,700)
                                                                      -----------------                 ---------------
Increase (decrease) in Capital Stock
  outstanding                                                                 747,794                        (1,603,792)
                                                                      =================                 ===============



See notes to financial statements.

                              FINANCIAL HIGHLIGHTS


 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                         YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------------------
                                                              2002        2001       2000        1999       1998
                                                             -------    -------     -------    --------   -------
Per share operating performance:
Net asset value at beginning of year                         $  8.00    $   7.33    $  9.46    $  10.24   $ 15.95
                                                             -------    --------    -------    --------   -------
Income from investment operations:
 Net investment income (loss)                                $ (0.03)   $   0.08    $  0.13    $   0.07   $  0.16
 Net realized and unrealized gain (loss)
  on investment securities                                      0.16        0.72      (2.17)      (0.77)    (3.77)
                                                             -------    --------    -------    --------   -------
Total from investment operations                             $  0.13    $   0.80    $ (2.04)   $  (0.70)  $ (3.61)
                                                             -------    --------    -------    --------   -------
Less distributions:
  Dividends from net investment income                       $ (0.01)   $  (0.13)   $ (0.09)   $  (0.08)  $ (0.20)
  Distributions from net realized capital gains                 --          --          --          --      (1.90)
                                                             -------    --------    -------    --------   -------
  Total distributions                                        $ (0.01)   $  (0.13)   $ (0.09)   $  (0.08)  $ (2.10)
                                                             -------    --------    -------    --------   -------
Net asset value at end of year                               $  8.12    $   8.00    $  7.33    $   9.46   $ 10.24
                                                             =======    ========    =======    ========   =======

Total investment return*                                       1.63%      11.11%   (21.73)%     (6.79)%  (24.76)%
Ratios/supplemental data:
Net assets at end of year (in $000's)                         74,192      67,078     73,235     171,220   385,845
Ratio of expenses to average net assets:
  Before reimbursement from Investment Adviser                 1.18%       1.28%      1.22%       1.03%     0.92%
  After reimbursement from Investment Adviser                  1.17%       1.20%      1.17%       1.03%     0.92%
Ratio of net investment income (loss) to
  average net assets:
  Before reimbursement from Investment Adviser               (0.34)%       0.84%      1.18%       0.57%     1.14%
  After reimbursement from Investment Adviser                (0.34)%       0.92%      1.22%       0.57%     1.14%
Portfolio turnover rate                                          14%         16%        76%         21%       68%

*Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.


   FEDERAL TAX STATUS OF FISCAL YEAR DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

                                                                   ORDINARY INCOME
                                          PER SHARE       --------------------------------              LONG-TERM
            PAYABLE DATE                   AMOUNT              QUALIFYING   NON-QUALIFYING            CAPITAL GAIN
---------------------------              ----------       ---------------- ----------------          -------------
December 27, 2001                         $0.012                100.0%           --                           --

Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A form 1099 will be mailed to each shareholder in January 2003 setting forth specific amounts to be included in their 2002 tax returns.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2002

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation
         Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax
         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income
         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

         The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $23,963,178 for the year ended September 30, 2002. Realized gains or losses are based on the specific-certificate identification method. There were no material differences between the amounts reported in the financial statements at September 30, 2002 for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all securities at September 30, 2002 for federal income tax purposes was $10,020,033 and $9,276,517, respectively. For federal income tax purposes, the Fund currently has accumulated net realized losses in the amount of $176,723,726 which can be carried forward to offset future gains. The ability to carry these losses forward expires as follows:
$104,268,147 in 2007; $1,128,157 in 2008; and $71,327,422 in 2009.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the

Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year. For the year ended September 30, 2002, the Adviser reduced its fee by $7,173 to reimburse the Fund for expenses in excess of this limit.

     For the year ended September 30, 2002, the Fund paid aggregate fees, excluding expenses, of $36,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended September 30, 2002, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $6,623 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                         REPORT OF INDEPENDENT AUDITORS



TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PARAMOUNT FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Paramount Fund, Inc., including the portfolio of investments, as of September 30, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights, for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Paramount Fund, Inc. as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP
--------------------


Los Angeles, California
November 12, 2002

                        DIRECTOR AND OFFICER INFORMATION

                                  POSITION(S)                                                  PORTFOLIOS IN
     NAME, AGE & ADDRESS           WITH FUND/         PRINCIPAL OCCUPATION(S)                  FUND COMPLEX
                                  YEARS SERVED        DURING THE PAST 5 YEARS                   OVERSEEN     OTHER DIRECTORSHIPS
-------------------------------  -------------------  -------------------------------------   -------------  --------------------
Willard H. Altman, Jr. -- (67)      Director*         Retired. Formerly, until 1995, Partner         6
11400 W. Olympic Blvd., #1200       Years Served:     of Ernst & Young LLP, independent
Los Angeles, CA  90064              since Jan. 2002   auditors for the Fund.


Leonard Mautner -- (85)             Director*         President, Leonard Mautner Associates;         2
11400 W. Olympic Blvd., #1200       Years Served: 21  and General Partner, Goodman &
Los Angeles, CA  90064                                Mautner Ltd.


John H. Rubel -- (82)               Director*         President, John H. Rubel and
11400 W. Olympic Blvd., #1200       Years Served: 24  Associates, Inc.                               1
Los Angeles, CA  90064

John P. Shelton (82)
11400 W. Olympic Blvd., #1200       Director*         Professor Emeritus at UCLA Graduate            1       Genisco Systems, Inc.
Los Angeles, CA  90064              Years Served: 25  School of Management.


Eric S. Ende -- (58)                Director*         Senior Vice President of the Adviser.          3
11400 W. Olympic Blvd., #1200       President &
Los Angeles, CA  90064              Portfolio
                                    Manager
                                    Years
                                    Served: 2


Steven R. Geist (48)                Executive Vice    Vice President of the Adviser.
11400 W. Olympic Blvd., #1200       President &
Los Angeles, CA  90064              Portfolio
                                    Manager
                                    Years
                                    Served: 2

J. Richard Atwood -- (42)           Treasurer         Principal and Chief Operating Officer of               First Pacific Advisors,
11400 W. Olympic Blvd., #1200       Years Served: 5   the Adviser. President and Chief                       Inc. and FPA Fund
Los Angeles, CA  90064                                Executive Officer of FPA Fund                          Distributors, Inc.
                                                      Distributors, Inc.


Sherry Sasaki -- (47)               Secretary         Assistant Vice President and Secretary
11400 W. Olympic Blvd., #1200       Years Served: 20  of the Adviser and of FPA Fund
Los Angeles, CA  90064                                Distributors, Inc.


Christopher H. Thomas -- (45)       Assistant         Vice President and Controller of the                   FPA Fund
11400 W. Olympic Blvd., #1200       Treasurer         Adviser and of FPA Fund Distributors,                  Distributors, Inc.
Los Angeles, CA  90064              Years Served: 7   Inc.


* Directors serve until their resignation, removal or retirement.

                            FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 483-5000



This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.